UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 28, 2012
(Date of Report, Date of Earliest Event Reported)

Stage Stores, Inc.
(Exact Name of Registrant as Specified in Charter)

1-14035
(Commission File Number)

NEVADA (State or Other Jurisdiction of Incorporation)	91-1826900 (I.R.S. Employer Identification No.)

10201 Main Street, Houston, Texas (Address of Principal Executive Offices)	77025 (Zip Code)

(800) 579-2302
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a)                 Resignation of Director

On March 28, 2012, Andrew T. Hall resigned from the Board of Directors of Stage Stores, Inc. (the “Company”).

(b)                 Resignation of Principal Executive Officer

On March 28, 2012, Andrew T. Hall, President and Chief Executive Officer of the Company, resigned from the Company to pursue other interests.  Mr. Hall joined the Company as President and Chief Operating Officer in February 2006 and served as President and Chief Executive Officer since November 2008.

        (c)                 Appointment of Principal Executive Officer

On March 28, 2012, Michael L. Glazer was appointed President and Chief Executive Officer of the Company on an interim basis.

Mr. Glazer is 63 years old.  He has been a Director since August 2001.  During that time he has served as Chairman of the Compensation Committee and as Chairman of the Corporate Governance and Nominating Committee.  He will remain a Director, but will no longer serve on Board committees as he is not deemed to be independent under NYSE listing standards and the Company’s Corporate Governance Guidelines by virtue of his employment with the Company.

Mr. Glazer currently serves as the President and CEO of Mattress Giant Corporation located in Addison, Texas, a position he has held since October 2009.  From August 2005 to October 2009, he served as Managing Director of Team Neu, located in Pittsfield, Massachusetts.  From May 1996 to August 2005, Mr. Glazer served as President and Chief Executive Officer of KB Toys, Inc.  KB Toys, Inc. filed a petition under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware on January 14, 2004 and emerged from Chapter 11 in August 2005.  From April 1995 to January 1999, he also served as President of Big Lots, which owned KB Toys, Inc.  From March 1990 to January 1995, he served as President of the Bombay Company.  Mr. Glazer is a Director of CPI Corporation.   He also formerly served on the boards of Brookstone and Big Lots.

Mr. Glazer will be paid a base salary of $850,000, which was Mr. Hall’s base salary before he resigned.

The Board has begun a search for a permanent President and Chief Executive Officer and the candidates will include Mr. Glazer.

Item 8.01            Other Events

On March 29, 2012, the Company issued a News Release announcing the resignation of Andrew Hall, as President and Chief Executive Officer and a Director, and the appointment of Michael Glazer, as President and Chief Executive Officer on an interim basis.  A copy of the News Release is attached to this Form 8-K as Exhibit 99.

Item 9.01            Financial Statements and Exhibits

            (d)            Exhibits

99	News Release issued by Stage Stores, Inc. on March 29, 2012, announcing the resignation of Andrew Hall and the appointment of Michael Glazer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STAGE STORES, INC.

March 30, 2012	/s/ Oded Shein
(Date)	Oded Shein
Chief Financial Officer